                                 QUARTERLY REPORT
                                 DECEMBER 31, 2000

                                    LEGG MASON
                                     INVESTORS
                                    TRUST, INC.
                                 AMERICAN LEADING
                                  COMPANIES TRUST
                                  BALANCED TRUST
                                  U.S. SMALL-CAP
                                    VALUE TRUST
                                FINANCIAL SERVICES
                                       FUND
                                 PRIMARY CLASS AND
                                      CLASS A

                            [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Primary Class of the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of the Financial Services Fund.

  The following table summarizes key statistics for the Primary Class of shares of each Fund, as of December 31, 2000:

                                                                  3-Month          12-Month
                                                              Total Return(1)   Total Return(1)
                                                              ---------------   ---------------
American Leading Companies Trust                                     +.90%             +.51%
S&P 500 Stock Composite Index                                       -7.82%            -9.10%
Lipper Large-Cap Value Index                                         +.36%            +1.95%

Balanced Trust                                                       -.28%            +3.43%
Lehman Brothers Intermediate Government/
  Corporate Bond Index                                              +4.37%           +11.85%
Lipper Balanced Fund Index(2)                                       -1.32%            +2.39%

U.S. Small-Capitalization Value Trust                               +7.53%            +7.80%
Russell 2000 Index                                                  -6.91%            -3.02%

Financial Services Fund
  Primary Class                                                    +11.86%           +29.33%
  Class A (including front-end sales charge)                        +6.64%           +24.10%
  Class A (excluding front-end sales charge)                       +11.96%           +30.24%
Lipper Financial Services Fund Index                                +6.02%           +26.74%

  The Board of Directors approved ordinary income dividends to Balanced Trust shareholders in the amount of $0.025 and $0.04, payable to shareholders of record on November 1, 2000 and December 6, 2000, respectively. The dividends were paid on November 3, 2000 and December 8, 2000, respectively.

---------------

(1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(2)The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

                                             Sincerely,

                                             /S/ EDWARD A. TABER

                                             Edward A. Taber, III
                                             President

January 29, 2001

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

     The year 2000 might well be remembered as the "Revenge of the Old Economy." It was a year in which valuation mattered again, and a year in which many of the speculative excesses that developed in technology and Internet stocks in the latter half of 1999 and the early months of 2000 were wrung out of the market.

     The first seventy days of 2000 saw a continuation of trends established in 1999. Tech, telecom and Internet stocks ruled, and the NASDAQ was the place to be. After advancing over 86% in 1999, the NASDAQ Composite Index was up a further 24.1% through March 10, as detailed below:

                                                               Total Returns
                                                      --------------------------------
                                                      12/31/99-   3/10/00-   Full Year
                                                       3/10/00    12/31/00     2000
                                                      ---------   --------   ---------
NASDAQ Composite Index                                 +24.1%      -51.0%     -39.2%
S&P 500 Index                                           -4.8%       -4.5%      -9.1%
Dow Jones Industrial Average                           -13.4%      +10.0%      -4.9%

     While the NASDAQ soared, the S&P 500 and Dow Industrials sank - down 4.8% and 13.4%, respectively, through March 10. On March 10, the character of the market changed dramatically, overnight. What had been working - tech, telecom and Internet stocks - stopped working, and what had not been working - nearly everything else - started working. What happened? In our opinion, the speculative bubble simply burst. Valuations on the tech-dominated NASDAQ got so stretched that the rubber band snapped back in the other direction, and as it did, the process became self-reinforcing. Nearly everyone "knew" that most TMT (tech, media and telecom) stocks were "too high" or "too expensive," but as long as they were going up, buyers were willing to ignore that fact. Once the favored stocks peaked and started going down, selling begat more selling.

     As illustrated above, from its peak on March 10, the NASDAQ Composite dropped over 50% from 5048.62 to 2470.52 by year end, ending 2000 down 39.2%. Over the same time frame, the S&P 500 declined a more modest 4.5% and the Dow Jones Industrial Average was actually up 10%, finishing the year down only 4.9%. The S&P 500 Index finished the year down 10.1% (9.1%, including reinvested dividends). To be down 9.1% is a lot better than to be down 39.2% as the NASDAQ was, but it still represents the S&P 500's worst annual percentage loss since 1977, and its worst total return performance since 1974.

     As painful as 2000 was for many investors, we believe what happened during the year was basically healthy. The areas of the market where speculative excesses were the most pronounced got hit the hardest, while sectors of the market that had been long neglected found renewed interest. In our opinion, a measure of balance was restored to the financial markets which will serve investors well in the long run.

Investment Results

     Results for the American Leading Companies Trust for the three-month, one-year, three-year and five-year periods ended December 31, 2000, are listed below, along with those of some representative benchmarks:

                                               Three     One      Three      Five
                                               Months    Year     Years     Years
                                               ------   ------   -------   --------
American Leading Companies                     +0.90%   +0.51%   +28.35%   +103.87%
S&P 500 Composite Index                        -7.82%   -9.10%   +41.46%   +131.98%
Lipper Large-Cap Value Funds                   +0.36%   +1.95%   +33.55%   +107.71%
Dow Jones Industrial Average                   +1.56%   -4.85%   +42.98%   +129.80%

     The Fund had a good quarter, bettering the S&P 500 by more than 870 basis points(1) and modestly outperforming the Lipper Large-Cap Value Funds Index, but trailing the Dow Jones Industrials. For the calendar year, the Fund handily bested the S&P 500 and Dow Industrials, but trailed its Value peer group. The modest shortfall compared to peer funds for the year is due principally to the larger commitment to technology stocks in the Fund than in other value-oriented funds. For longer time periods, the Fund's performance is improving steadily but is still behind its benchmarks and peer group.

     As was true in the second and third quarters, health care was among the best performing sectors in the fourth quarter, earning four of the top ten performance slots for the closing three months of 2000. The Fund's overweighting in health care and financials was a significant benefit to performance in the quarter. Technology and telecommunications stocks continued to be generally weak. The Fund was underweighted in these two areas compared to the S&P 500 and as a consequence outperformed this benchmark in the quarter. The Fund, however, was overweighted in technology and telecommunications relative to its value peers, and thus was hurt more than other value funds by their weakness. Strong performers in the portfolio during the fourth quarter included: Waste
Management Inc., Health Net Inc. (formerly Foundation Health Systems), Washington Mutual, Inc., Unisys Corporation, Bristol-Myers Squibb Company, Kimberly-Clark Corporation, Albertson's, Inc., Merck & Co., Inc., UnitedHealth Group Incorporated and The TJX Companies, Inc. Portfolio laggards included:
Gateway, Inc., Amazon.com, Inc., WorldCom, Inc., America Online, Inc.,
Microsoft Corporation, Intel Corporation, IBM, General Motors Corporation, General Electric Company and Koninklijke (Royal) Philips Electronics N.V.

     Our general strategy during the quarter was to buy into weakness as the quarter progressed, increasing the risk profile of the Fund judiciously by increasing the portfolio's weighting in technology and telecommunications stocks and trimming positions in more defensive areas of the portfolio such as health care and consumer staples. During the quarter, we established new positions in ALLTEL Corporation, Circuit City Stores, Dell Computer Corporation, Lucent Technologies Inc., Motorola, Inc. and Nextel Communications, Inc. We also added to existing positions in Amazon.com, Inc., Eastman

---------------
(1) 100 basis points = 1%.

Kodak, Gateway, Inc., Intel Corporation, Koninklijke Philips N.V. and Lexmark International. On the sell side, we liquidated positions in AT&T Corp., FINOVA Group Inc. and Qwest Communications International, and trimmed our holdings of Avon Products, Health Net Inc., McKesson/HBOC, UnitedHealth Group Incorporated, Washington Mutual and Waste Management Inc. We closed out the year with an overweighted position in technology and telecom.

Outlook

     Recent economic data make it increasingly clear that the economy has experienced an abrupt slowdown in the last several months. The Conference Board's Index of Leading Economic Indicators recorded its third straight monthly decline in December, exacerbating worries that a recession may be in the offing. Other signs of an economic slowdown include a decline in durable goods orders and a drop-off in sales of existing homes. Corporate profits have also been impacted. In fact, the rate of earnings deceleration has been quite striking, particularly in traditional cyclical groups such as autos, housing, capital equipment, commodities and transportation. In the last three months, earnings estimate cuts in these groups have outnumbered increases by 3.3 to 1, and fourth quarter earnings are currently forecast to be down 13%. The data support the view that the manufacturing sector of the economy may already be in a recession. Earnings disappointments and estimate cuts have also been widespread in technology, contributing to those stocks' fourth-quarter weakness.

     Recessions have been rare in the U.S. in recent years, with only one having occurred since 1982, that one in the latter half of 1990 and early months of 1991. Whether another recession is on the horizon now is uncertain. One thing is certain, however. A recession will occur eventually. In anticipation of that event, we advise investors to remember one important fact: the market is a discounting mechanism that anticipates events, rather than merely reacting to them. In the case of recessions, the stock market has historically begun to decline three to six months before a recession starts, and bottomed and begun a new advance three to six months before it ends. Also, it is only with the benefit of hindsight that the beginnings and ends of recessions are accurately pinpointed. With this in mind, we suggest that investors not become overly concerned whether we are about to enter a recession or not, for the simple reason that it's too tough to figure out, and by the time you know for sure it's generally time to buy stocks, not sell them.

     Fed Chairman Greenspan and company have also been watching the flow of economic data very carefully in recent months. Mounting evidence of a slowdown precipitated a policy shift toward easing in December, and a surprise 50 basis point cut in the Fed funds rate on January 3, 2001. The Fed has signaled its intention to take whatever action is necessary to stabilize the economy, and more easing is expected. The February Fed funds futures contract is now priced to yield 5.52%, implying that traders expect another 50 basis point cut in the Fed funds rate at the end of January.

     Periods of Fed easing are generally favorable for the stock market. In a study of Fed easing since the mid-1960s, the investment firm of Sanford C. Bernstein reports that the S&P 500 has gained an average of more than 18% in the twelve months following an initial Fed easing move, advancing in 13 of 15 instances, or 87% of the time. There are, of course, no guarantees in the stock market, but we certainly like those odds. Another encouraging fact about periods of Fed easing is that the market does not penalize estimate cuts or earnings disappointments as severely, focusing more on the prospects for improvement rather than the current disappointment. This phenomenon has been in evidence recently, as a number of companies, including Dell Computer and Lucent Technologies, have announced disappointments and the stocks have actually risen on the news.

     With the foregoing as prologue, we are reasonably sanguine about the outlook for the equity market over the next year. We expect GDP growth to slow to 2% or less in the first half, with a pick-up probable in the second half of the year. We expect overall corporate profits to show modest year-over-year growth, on the order of 5%. We share the consensus view that the Fed will cut rates by 50 basis points at the end of January, and probably a further 25 basis points in March.

     The market's pronounced weakness last year, especially in the fourth quarter, has created a fairly sizeable number of attractive investment opportunities in our judgment. Accordingly, we have repositioned the Fund to a somewhat more aggressive stance. Our overweighted position in technology and telecom is proving to be beneficial in the early weeks of 2001 as these sectors have rallied sharply - getting the Fund off to a good start in the new year.

     As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

January 24, 2001
DJIA 10647.0

Portfolio Managers' Comments
Balanced Trust

Equity

     It would be an understatement to say that 2000 was one of the most unusual equity investing years in recent memory. The statistics tell us that equity investors suffered losses on a scale last seen nearly 25 years ago. However, just as breathtaking technology stock appreciation in 1999 betrayed lackluster conditions in the broader market, so a technology meltdown in 2000 precipitated a collapse by major market averages, even though many other sectors did well. As value-oriented investors, we found market conditions in 2000 more sensible than the mania that prevailed in 1999. We believe that profits and cash flow have replaced hope in the valuation of stocks, and we welcome an environment where business fundamentals count more than mere concepts.

     According to Baseline, the S&P Technology Sector fell by 40% in 2000. Sobering earnings reports from many bellwether technology companies prompted a loss of confidence, resulting in 70% - 80% declines for many Internet stocks and 40% - 50% declines for established blue chips like Hewlett Packard, Intel, and Cisco Systems. However, in the midst of all the disarray in the technology sector, previously lagging sectors returned to favor. Baseline reported a 24% gain for the S&P Financials and a 34% gain for S&P Health Care. Selected industrial, consumer, and energy stocks also fared well in 2000.

     During the fourth quarter, the S&P 500 Index declined by 7.8%, while the broad-based Wilshire 5000 Index fell by 10.3%. For the full year, the S&P posted a -9.1% total return, the worst annual performance since 1977. The Wilshire 5000 fared even worse, with a -15.3% total return for the year. By comparison, the equity segment of the Balanced Trust posted a -2.0% total return for the quarter and a +1.4% total return for the full year. This good relative performance is certainly in keeping with the historical resilience of value investing during difficult periods. While we had some disappointments in technology, our sizeable stake in financial, consumer, and health stocks carried the portfolio.

     During the latest quarter, we added to various technology and telecommunications investments. Though we have cautiously under-weighted these sectors for much of the last two years, the meltdown during the fourth quarter was indiscriminate, and allowed us to add to many of the industry leaders. We added to positions in Broadwing, Dell Computer, Intel, and Texas Instruments. We also increased our position in Time Warner, anticipating eventual consummation of the merger with America Online, creating a media and technology juggernaut. We increased the Fund's stake in Guidant. The company is a health care leader specializing in cardiovascular technology. Meanwhile, we cut back Abbott Laboratories, which rose sharply during the fourth quarter as pharmaceutical stocks were in favor.

     We completed a few tax-loss programs during the fourth quarter, aiming to limit the tax cost imposed by capital gains distributions. The position in Lucent Technologies was eliminated, with funds reallocated to the aforementioned technology companies.

     From where we sit, a measure of optimism is justified for 2001. We're heartened by the prospect of easier monetary policy, which is usually positive for financial markets. While the economy is slowing, employment and productivity are still at high levels while inflation is low. Most important of all, the fundamental performance of our companies has been strong, and we expect most of them to produce double-digit earnings and dividend growth this year. This last point can't be overempha-sized; stock prices will parallel business results in the long run.

Fixed Income

                "Never make forecasts, especially about the future."
                                                            Samuel Goldwyn, 1961

     The quarter ended December 31, 2000, saw a continuation of the favorable trend that had been unfolding in the fixed income markets throughout the year, with yields declining approximately 70 to 90 basis points(1) for the period. We are pleased to report that the fixed income portion of the Fund outperformed its benchmark for both the quarter and the year. In fact, during the past twelve months, we turned in the best fixed income performance, both in absolute and relative terms, since the Fund's inception. As posited in our last quarterly report, the fixed income markets witnessed a flight to quality as a result of increased credit concerns and a growing realization that the economy was indeed slowing down. The market breathed a collective sigh of relief in early January 2001 as the Federal Reserve Board finally came to the same realization and, in a stunning reversal of policy, lowered interest rates dramatically. Frankly, we would not be surprised to see OSHA introduce regulations requiring fixed income managers to wear neck braces and shoulder harnesses to prevent the type of whiplash that the Fed caused in the marketplace this past year. The notion of "steady as she goes" seems to be remarkably absent from the Federal Reserve's list of operating commands.

     The past year was one of the most challenging that we have experienced, as the key to good performance depended on (1) making the right term structure bets as the yield curve did its best impression of a serpentine roller coaster, and
(2) the avoidance of longer-term corporate bonds, which historically have served fixed income investors well. The key to our superior performance was an early venture into the longer end of the yield curve (however, in retrospect, we sold these securities too soon); our concentration in discount mortgage-backed securities; and the avoidance of longer maturity corporate bonds. More recently, we have been increasing the Fund's exposure to corporate bonds and, in fact, our percentage allocation to this sector is now the highest since the Fund's inception. While 2000 was the year of the Treasury, we believe that 2001 will be the year of the spread asset, i.e., corporate and mortgage-backed securities.

     As to our outlook for 2001, we believe that the bond market will continue to confound the consensus as it has done so well for so long. We find it remarkable that some of the same market strategists who believed that we were headed for rising interest rates throughout last year and a resultant bear market in bonds are now calling for a recession and a bull market in bonds. We, on the other hand, think it is likely that the economy will strengthen throughout the year and that the yield curve will steepen as short-term interest rates decline from present levels, while long-term interest rates end the year at somewhat higher levels than at present. This expected steepening yield environment historically has proven to be favorable for corporate bonds and mortgage securities and,

---------------
(1) 100 basis points = 1%.

if this is the case, we would expect the Fund's fixed income portfolio to continue to deliver strong results.

     As always, we appreciate your continued confidence and trust.

James B. Hagerty, CFA                                        Dale H. Rabiner, CFA
Peter A. Sorrentino, CFA                                     Fixed Income Portfolio Manager
Equity Portfolio Managers

January 25, 2001
DJIA 10729.5

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

     For the quarter, the portfolio rose +7.5%, compared to a gain of +8.1% for the Russell 2000 Value and losses of -6.9% for the Russell 2000 and -7.8% for the S&P 500. For the year, the portfolio returned +7.8%, while the Russell 2000 Value gained +22.8%, the Russell 2000 was off -3.0% (despite strong returns early in the year), and the S&P was down -9.1%.

     U.S. equity markets continued to be volatile in the fourth quarter as investors focused on the suddenly deteriorating domestic economy. Only a short time ago, economic activity seemed to be moderating from apparently over-heated levels toward attractive, long-term sustainable growth. Now, however, earnings reports have begun signaling a much sharper slowdown in business conditions. The Fed confirmed the slowdown by stating in its December meeting that while it would not immediately reduce interest rates, it had switched from a tightening stance to a neutral position. The subsequent reports of economic deterioration accumulated so quickly that the Fed, in a hastily called meeting during the first week of January, lowered short-term interest rates a full 50 basis points.(1) The market's current volatility arises from the negative reaction to the slowing economy competing with the enthusiasm over the Fed's willingness to intervene before the situation worsens further. To your portfolio's benefit, the threat of an economic downturn has accelerated investors' shift back toward evaluating stocks on a fundamental basis, not solely on overly optimistic growth expectations.

     Technology and growth stocks continued their rapid retreat from the unsustainable, extended valuations of earlier this year. Realigned expectations in the Internet economy, disappointments in the communications sector, and the impact of a slowing economy on technology spending all combined to batter tech stocks. At the same time, investors continued to broaden their interest away from growth stocks to include small-cap value stocks with solid fundamentals and realizable business plans. This group had been so neglected that valuations were at historically low levels compared to the rest of the market. As investors recognized this opportunity and fled the damage in the growth sector, small-cap value stocks provided the strongest returns available in the U.S. equity markets for the fourth quarter.

     The Fund's disciplined small-cap value style was particularly out of favor in late 1999 and early 2000; however, we did not deviate from our declared investment approach. We continued to invest in attractive small-cap companies with below market valuations because we believe that consistent value investing still provides superior long-term performance. Our discipline and belief in our process were demonstrated early in 2000 when we did not increase our technology weighting despite these stocks' tremendous returns. We avoided them because they completely failed to meet our valuation criteria. This discipline was rewarded as many tech stocks gave back their returns in the second half of 2000 - in that period, the tech sector was off -43.3% in the Russell 2000 and -20.7% in the Russell 2000 Value. Our perseverance with homebuilders, an out-of-favor group, paid off as the market finally recognized that the deeply discounted prices on these stocks were inconsistent with strong earnings performance. Altogether, our commitment to small-cap value has produced strong results since the tech euphoria peaked in early March. As a result, our portfolios finished the year well ahead of the

---------------
(1) 100 basis points = 1%.

Russell 2000 index. Note that the Russell 2000 Value rebalancing on June 30 reduced the index tech weight from 14% to 6%. This shift significantly helped the index return in the second half of 2000 as the stocks that left the index performed very poorly since the June rebalancing.

     Even with the strong recent returns, small-cap value remains at a deep discount to the overall U.S. equity market. The Russell 2000 Value's current relative valuation is still well below its range over the last twenty years. In addition, the Fund's holdings have lower valuations than the index despite similar fundamental characteristics. The portfolio's price-to-earnings and price-to-book ratios have reached 40% to 50% discounts to the Russell 2000 Value even though, on average, the portfolio's predicted forward growth rate and long-term debt-to-capital ratio are nearly identical to those of the index.

     The Fed's move to lower interest rates is a critical catalyst for releasing the tremendous return potential available from the Fund's portfolio. Historically, the Fund's disciplined small-cap value style has performed very well against the benchmarks when the Fed was reducing interest rates. As in the current environment, small-cap value stocks generally lag the rest of the market prior to Fed easing, and thus are poised to provide strong returns. In addition, declining interest rates and anticipation of the subsequent economic recovery tend to benefit value stocks. Given that we are only in the early phase of our performance recovery versus both the market and our peers, we think that the opportunity in this environment is tremendous.

     As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich
                                                  Managing Directors

January 26, 2001
DJIA 10660.0

Portfolio Managers' Comments
Financial Services Fund

     For the three months ended December 31, 2000, the Legg Mason Financial Services Fund returned +11.86% for Primary Class shares and +11.96% for Class A shares. By way of comparison with our benchmarks, the Lipper Financial Services Fund Index was up +6.02%, the S&P Financial Index was up +2.45% and the S&P 500 was down -7.82% for the same period.

     The reason we outperformed the averages is due to our large holdings of regional bank stocks versus the indices. To measure the performance of regional banks, the standard is generally the KBW Regional Bank Index. The index was up +21% from around Thanksgiving to the end of the year. Obviously these stocks, the most interest-rate sensitive of financials, correctly anticipated the 50 basis point(1) rate cut by the Federal Reserve. We have had to fight a rising interest rate environment since the inception of this Fund in November 1998. Mr. Greenspan has finally realized that he has been fighting the wrong war against inflation. The economic slowdown offers far more serious problems. The rate cut before the January meeting is the best indication of his concern that we may be headed for the "Greenspan Recession." The Federal Reserve will likely continue an aggressive interest rate reduction program during the first quarter of 2001, to try and keep us out of a recession.

     Since we are not economists, we will not make any predictions about whether the landing will be soft or hard. However, we do know financial stocks perform well in a declining rate environment, especially regional banks. As of December 31, 2000, over 40% of the Fund's assets were invested in regional banks. Regional banks are those financial institutions that rely on core deposits for funding and make loans in their market area, thereby knowing each and every credit. We have felt that this sub-group of financial stocks has the most value to offer. Although they performed well in the last quarter of 2000, we think they are still an excellent investment. As the market continues to grapple with valuations and a potential recession, we feel the regional banks as well as other financial services stocks will come out winning.

     During the quarter, Old Kent and AXA Financial were sold. We established positions in M&T Bank and life insurer Sun Life Financial. In addition, we added to our positions in John Hancock Financial, Manulife Financial and J.P. Morgan Chase (formerly The Chase Manhattan Corporation); in our opinion this merger makes sense and the sell-off in the stock represented a buying opportunity.

     There is talk about changing the accounting treatment of goodwill, basically eliminating it. This should fuel merger activity in general; especially in the financial services arena. There will be many mergers among financial companies as they position themselves for the future. Mergers and acquisitions came to a virtual halt towards the end of 2000. Now we see the new accounting rule jumpstarting mergers in 2001.

     We are looking forward to a rewarding 2001.

                                                  Miles Seifert
                                                  Amy LaGuardia, CFA
                                                  Co-Portfolio Managers

January 25, 2001
DJIA 10729.5

---------------
(1) 100 basis points = 1%.

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of December 31,
2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund offers two classes of shares: Primary Class and Navigator Class. Financial Services Fund also offers Class A shares. The Navigator Classes of American Leading Companies, Balanced Trust and Financial Services Fund are not currently active. Information about the Navigator Class of U.S. Small-Cap Value Trust, offered only to certain institutional investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of December 31, 2000, were as follows:

                                                                                 Financial Services Fund
                                                                            ---------------------------------
                                                                               Including         Excluding
                             American Leading   Balanced   U.S. Small-Cap       Maximum           Maximum
                             Companies Trust     Trust      Value Trust     Sales Charge(A)   Sales Charge(A)
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                       +0.51%         +3.43%        +7.80%              N/A            +29.33%
    Five Years                    +15.31%           N/A           N/A               N/A               N/A
    Life of Class(B)              +12.82%         +6.90%        -4.52%              N/A             +9.69%
  Class A:
    One Year                         N/A            N/A           N/A            +24.10%           +30.24%
    Life of Class(C)                 N/A            N/A           N/A             +7.98%           +10.49%
Cumulative Total Return
  Primary Class:
    One Year                       +0.51%         +3.43%        +7.80%              N/A            +29.33%
    Five Years                   +103.87%           N/A           N/A               N/A               N/A
    Life of Class(B)             +142.18%        +32.78%       -11.11%              N/A            +21.70%
  Class A:
    One Year                         N/A            N/A           N/A            +24.10%           +30.24%
    Life of Class(C)                 N/A            N/A           N/A            +17.71%           +23.60%
-------------------------------------------------------------------------------------------------------------


(A) Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases.
            See the prospectus for additional information.

(B)         Primary Class inception dates are:
             American Leading Companies Trust -- September 1, 1993
             Balanced Trust -- October 1, 1996
             U.S. Small-Cap Value Trust -- June 15, 1998
             Financial Services Fund -- November 16, 1998

(C)         Financial Services Fund Class A inception date is November
            16, 1998.

N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE*

     Strong performers for the 4th quarter 2000
----------------------------------------------------
 1.  Waste Management Inc.                   +59.1%
 2.  Health Net Inc.                         +57.5%
 3.  Washington Mutual, Inc.                 +33.3%
 4.  Unisys Corporation                      +30.0%
 5.  Bristol-Meyers Squibb Company           +29.4%
 6.  Kimberly-Clark Corporation              +26.7%
 7.  Albertson's, Inc.                       +26.2%
 8.  Merck & Co., Inc.                       +25.8%
 9.  UnitedHealth Group Incorporated         +24.3%
10.  The TJX Companies, Inc.                 +23.3%

      Weak performers for the 4th quarter 2000
----------------------------------------------------
 1.  Gateway, Inc.                            -61.5%
 2.  Amazon.com, Inc.                        -59.5%
 3.  WorldCom, Inc.                          -53.7%
 4.  America Online, Inc.                    -35.3%
 5.  Microsoft Corporation                   -28.1%
 6.  Intel Corporation                       -27.7%
 7.  International Business Machines
       Corporation                           -24.4%
 8.  General Motors Corporation              -21.6%
 9.  General Electric Company                -16.9%
10.  Koninklijke (Royal) Philips
       Electronics N.V.                      -14.7%

* Securities held for the entire quarter.

PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
--------------------------------------------------
ALLTEL Corporation
Circuit City Stores - Circuit City Group
Dell Computer Corporation
Lucent Technologies Inc.
Motorola, Inc.
Nextel Communications, Inc.

   Securities sold during the 4th quarter 2000
--------------------------------------------------
AT&T Corp.
Qwest Communications International Inc.
The FINOVA Group Inc.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE*

     Strong performers for the 4th quarter 2000
----------------------------------------------------
 1.  Union Pacific Corporation                +30.5%
 2.  SYSCO Corporation                        +29.6%
 3.  CVS Corporation                          +29.4%
 4.  Target Corporation                       +25.9%
 5.  Merck & Co., Inc.                        +25.8%
 6.  Cintas Corporation                       +22.1%
 7.  Fannie Mae                               +21.3%
 8.  Charter One Financial, Inc.              +18.5%
 9.  Texaco Inc.                              +18.3%
10.  Emerson Electric Company                 +17.6%

      Weak performers for the 4th quarter 2000
----------------------------------------------------
 1.  WorldCom, Inc.                           -53.7%
 2.  Nortel Networks Corporation              -46.2%
 3.  Dell Computer Corporation                -43.4%
 4.  Time Warner Inc.                         -33.2%
 5.  Microsoft Corporation                    -28.1%
 6.  Intel Corporation                        -27.7%
 7.  International Business Machines
       Corporation                            -24.4%
 8.  The Walt Disney Company                  -24.3%
 9.  Guidant Corporation                      -23.7%
10.  The Home Depot, Inc.                     -13.9%

* Securities held for the entire quarter.

PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
--------------------------------------------------
Illinois Tool Works Inc.
Procter & Gamble Company, 6.6%, due 12/15/04

   Securities sold during the 4th quarter 2000
--------------------------------------------------
AT&T Corp.
Avaya Inc.
Lucent Technologies Inc.
Marshall & Ilsley Corporation

U.S. Small-Capitalization Value Trust

SELECTED PORTFOLIO PERFORMANCE*

     Strong performers for the 4th quarter 2000
----------------------------------------------------
 1.  Lindberg Corporation                   +135.2%
 2.  M. S. Carriers, Inc.                   +118.8%
 3.  Flagstar Bancorp, Inc.                 +104.1%
 4.  American Freightways Corporation        +76.0%
 5.  Musicland Stores Corporation            +75.2%
 6.  AmeriPath, Inc.                         +72.4%
 7.  DIMON Incorporated                      +69.2%
 8.  Trendwest Resorts, Inc.                 +62.4%
 9.  American Vanguard Corporation           +62.1%
10.  Industrial Bancorp, Inc.                +59.6%

      Weak performers for the 4th quarter 2000
----------------------------------------------------
 1.  Standard Automotive Corporation          -84.2%
 2.  Del Global Technologies Corp.           -79.7%
 3.  PSC Inc.                                -75.0%
 4.  Superior TeleCom Inc.                   -67.7%
 5.  Roadhouse Grill, Inc.                   -67.0%
 6.  National Equipment Services, Inc.       -60.3%
 7.  Comfort Systems USA, Inc.               -59.0%
 8.  American Physicians Service
       Group, Inc.                           -58.6%
 9.  Shoe Pavilion, Inc.                     -57.9%
10.  Niagara Corporation                     -56.7%

* Securities held for the entire quarter.

PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
--------------------------------------------------
Mueller Industries Inc.
Dillard's, Inc.
Varian Semiconductor Equipment Associates, Inc.
XTRA Corporation
Zale Corporation
The Toro Company
Louisiana-Pacific Corporation
Worthington Industries, Inc.
Handleman Company
Spartech Corporation

   Securities sold during the 4th quarter 2000
--------------------------------------------------
MascoTech, Inc.
Detroit Diesel Corporation
Speciality Equipment Companies, Inc.
Simpson Industries, Inc.
The Cato Corporation
Centex Construction Products, Inc.
Cascade Corporation
Federal-Mogul Corporation
Engle Homes, Inc.
Champion Enterprises, Inc.

Financial Services Fund

SELECTED PORTFOLIO PERFORMANCE*

     Strong performers for the 4th quarter 2000
----------------------------------------------------
 1.  Manulife Financial Corporation           +51.2%
 2.  Philadelphia Consolidated Holding
       Corp.                                  +47.9%
 3.  Centennial Bancorp                       +45.5%
 4.  Jack Henry & Associates, Inc.            +43.2%
 5.  USA Education Inc.                       +41.1%
 6.  EOG Resources, Inc.                      +40.7%
 7.  John Hancock Financial Services, Inc.    +40.0%
 8.  The BISYS Group, Inc.                    +34.8%
 9.  BancWest Corporation                     +34.4%
10.  Washington Mutual, Inc.                  +33.3%

      Weak performers for the 4th quarter 2000
----------------------------------------------------
 1.  Solectron Corporation                    -26.5%
 2.  International Business Machines
       Corporation                            -24.4%
 3.  Guidant Corporation                      -23.7%
 4.  Fiserv, Inc.                             -20.8%
 5.  The Charles Schwab Corporation           -20.1%
 6.  Computer Sciences Corporation            -19.0%
 7.  Elan Corporation plc                     -14.5%
 8.  T. Rowe Price Associates, Inc.           -10.0%
 9.  A.G. Edwards, Inc.                        -9.3%
10.  Northern Trust Corporation                -8.2%

* Securities held for the entire quarter.

PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
--------------------------------------------------
Apache Corporation
Devon Energy Corporation
Financial Federal Corporation
Louis Dreyfus Natural Gas Corp.
M&T Bank Corporation
National-Oilwell, Inc.
Sun Life Financial Services of Canada
Tremont Advisers, Inc.
Tucker Anthony Sutro Corporation

   Securities sold during the 4th quarter 2000
--------------------------------------------------
AXA Financial, Inc.
Bank of America Corporation
Cintas Corporation
First Security Corporation
Firstar Corporation
Old Kent Financial Corporation

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 2000 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.5%

Capital Goods -- 5.5%
  Electrical Equipment -- 2.7%
  General Electric Company                                          90                     $  4,314
  Koninklijke (Royal) Philips Electronics N.V.                     100                        3,625
                                                                                           --------
                                                                                              7,939
                                                                                           --------
  Waste Management -- 2.8%
  Waste Management Inc.                                            300                        8,325
                                                                                           --------
Communications Services -- 3.7%
  Telecommunications (Cellular/Wireless) -- 2.1%
  Nextel Communications, Inc.                                      250                        6,187(A)
                                                                                           --------
  Telephone -- 1.6%
  ALLTEL Corporation                                                20                        1,249
  WorldCom, Inc.                                                   250                        3,516(A)
                                                                                           --------
                                                                                              4,765
                                                                                           --------
Consumer Cyclicals -- 13.7%
  Automobiles -- 1.4%
  Ford Motor Company                                                87                        2,049
  General Motors Corporation                                        40                        2,037
                                                                                           --------
                                                                                              4,086
                                                                                           --------
  Lodging/Hotels -- 2.1%
  Starwood Hotels & Resorts Worldwide, Inc.                        175                        6,169
                                                                                           --------
  Retail (Computers and Electronics) -- 2.3%
  Circuit City Stores-Circuit City Group                           600                        6,900
                                                                                           --------
  Retail (General Merchandise) -- 1.3%
  Wal-Mart Stores, Inc.                                             70                        3,719
                                                                                           --------
  Retail (Home Shopping) -- 0.9%
  Amazon.com, Inc.                                                 170                        2,646(A)
                                                                                           --------
  Retail (Specialty-Apparel) -- 4.6%
  The TJX Companies, Inc.                                          495                       13,736
                                                                                           --------
  Retail (Specialty) -- 1.1%
  Toys "R" Us, Inc.                                                205                        3,421(A)
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Consumer Staples -- 3.8%
  Distributors (Food and Health) -- 1.0%
  McKesson HBOC, Inc.                                               80                     $  2,871
                                                                                           --------
  Household Products (Non-Durables) -- 1.2%
  Kimberly-Clark Corporation                                        50                        3,535
                                                                                           --------
  Personal Care -- 0.7%
  Avon Products, Inc.                                               47                        2,250
                                                                                           --------
  Retail (Food Chains) -- 0.9%
  Albertson's, Inc.                                                100                        2,650
                                                                                           --------
Financials -- 33.4%
  Banks (International) -- 2.3%
  Lloyds TSB Group plc                                             650                        6,877
                                                                                           --------
  Banks (Major Regional) -- 4.2%
  Bank One Corporation                                             238                        8,717
  Mellon Financial Corporation                                      78                        3,837
                                                                                           --------
                                                                                             12,554
                                                                                           --------
  Banks (Money Center) -- 4.4%
  Bank of America Corporation                                       89                        4,083
  The Chase Manhattan Corporation                                  200                        9,065
                                                                                           --------
                                                                                             13,148
                                                                                           --------
  Financial (Diversified) -- 7.8%
  Citigroup Inc.                                                   300                       15,319
  Fannie Mae                                                        90                        7,807
                                                                                           --------
                                                                                             23,126
                                                                                           --------
  Insurance (Property/Casualty) -- 9.1%
  Berkshire Hathaway Inc. -- Class B                                 6                       14,124(A)
  MGIC Investment Corporation                                      188                       12,698
                                                                                           --------
                                                                                             26,822
                                                                                           --------
  Savings and Loan Companies -- 5.6%
  Washington Mutual, Inc.                                          310                       16,449
                                                                                           --------
Health Care -- 18.1%
  Health Care (Diversified) -- 3.4%
  Bristol-Myers Squibb Company                                      85                        6,285
  Johnson & Johnson                                                 35                        3,677
                                                                                           --------
                                                                                              9,962
                                                                                           --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Drugs/Major Pharmaceuticals) -- 4.0%
  Merck & Co., Inc.                                                 78                     $  7,303
  Schering-Plough Corporation                                       80                        4,540
                                                                                           --------
                                                                                             11,843
                                                                                           --------
  Health Care (Managed Care) -- 10.7%
  Health Net Inc.                                                  601                       15,736(A)
  UnitedHealth Group Incorporated                                  260                       15,957
                                                                                           --------
                                                                                             31,693
                                                                                           --------
Technology -- 19.7%
  Communications Equipment -- 2.7%
  Lucent Technologies Inc.                                         300                        4,050
  Motorola, Inc.                                                   200                        4,050
                                                                                           --------
                                                                                              8,100
                                                                                           --------
  Computers (Hardware) -- 6.6%
  Dell Computer Corporation                                        220                        3,836(A)
  Gateway, Inc.                                                    400                        7,196(A)
  International Business Machines Corporation                      100                        8,500
                                                                                           --------
                                                                                             19,532
                                                                                           --------
  Computers (Peripherals) -- 2.7%
  Lexmark International, Inc.                                      178                        7,892(A)
                                                                                           --------
  Computers (Software/Services) -- 5.3%
  America Online, Inc.                                             204                        7,099(A)
  Microsoft Corporation                                             50                        2,169(A)
  Unisys Corporation                                               435                        6,357(A)
                                                                                           --------
                                                                                             15,625
                                                                                           --------
  Electronics (Semiconductors) -- 0.7%
  Intel Corporation                                                 70                        2,104
                                                                                           --------
  Photography/Imaging -- 1.7%
  Eastman Kodak Company                                            130                        5,119
                                                                                           --------
Transportation -- 0.6%
  Airlines -- 0.6%
  AMR Corporation                                                   45                        1,764(A)
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $218,859)                                                                         291,809
---------------------------------------------------------------------------------------------------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.0%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $3,031 on
  1/2/01 (Collateral: $3,170 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $3,143)                    $3,029                     $  3,029
Morgan Stanley Dean Witter & Co., Inc.
  6.32%, dated 12/29/00, to be repurchased at $3,031 on
  1/2/01 (Collateral: $3,136 Fannie Mae mortgage-backed
  securities, 6.5%, due 12/1/28, value $3,108)                   3,029                        3,029
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $6,058)                                       6,058
---------------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $224,917)                                   297,867
Other Assets Less Liabilities -- (0.5)%                                                      (1,539)
                                                                                           --------

NET ASSETS -- 100%                                                                         $296,328
                                                                                           ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                              $19.13
                                                                                             ======
---------------------------------------------------------------------------------------------------

(A)         Non-income producing.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 2000 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 60.3%

Basic Materials -- 1.2%
  Construction and Building Materials -- 1.2%
  Martin Marietta Materials, Inc.                                   11                     $   444
                                                                                           -------
Capital Goods -- 6.5%
  Electrical Equipment -- 1.8%
  Emerson Electric Company                                           9                         678
                                                                                           -------
  Machinery (Diversified) -- 1.3%
  Dover Corporation                                                 12                         487
                                                                                           -------
  Manufacturing (Diversified) -- 3.4%
  Illinois Tool Works Inc.                                           9                         536
  Tyco International Ltd.                                           13                         721
                                                                                           -------
                                                                                             1,257
                                                                                           -------
Communications Services -- 2.1%
  Telephone -- 2.1%
  Broadwing Inc.                                                    23                         525(A)
  WorldCom, Inc.                                                    19                         267(A)
                                                                                           -------
                                                                                               792
                                                                                           -------
Consumer Cyclicals -- 4.9%
  Retail (Building Supplies) -- 1.5%
  The Home Depot, Inc.                                              12                         548
                                                                                           -------
  Retail (General Merchandise) -- 1.7%
  Target Corporation                                                20                         645
                                                                                           -------
  Services (Commercial and Consumer) -- 1.7%
  Cintas Corporation                                                12                         639
                                                                                           -------
Consumer Staples -- 10.1%
  Beverages (Alcoholic) -- 1.9%
  Anheuser-Busch Companies, Inc.                                    16                         728
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Distributors (Food and Health) -- 1.6%
  SYSCO Corporation                                                 20                     $   600
                                                                                           -------
  Entertainment -- 2.2%
  The Walt Disney Company                                           10                         289
  Time Warner Inc.                                                  10                         523
                                                                                           -------
                                                                                               812
                                                                                           -------
  Restaurants -- 2.3%
  McDonald's Corporation                                            26                         867
                                                                                           -------
  Retail (Drug Stores) -- 2.1%
  CVS Corporation                                                   13                         779
                                                                                           -------
Energy -- 3.8%
  Oil (International Integrated) -- 3.8%
  BP Amoco Plc                                                       9                         448
  Texaco Inc.                                                        8                         497
  Total Fina Elf                                                     7                         472
                                                                                           -------
                                                                                             1,417
                                                                                           -------
Financials -- 14.6%
  Banks (Major Regional) -- 2.1%
  Mellon Financial Corporation                                      16                         787
                                                                                           -------
  Financial (Diversified) -- 8.2%
  Blackrock North American Government Income Trust, Inc.            78                         790
  Chateau Communities, Inc.                                         10                         304
  Citigroup Inc.                                                    15                         783
  Fannie Mae                                                        14                       1,215
                                                                                           -------
                                                                                             3,092
                                                                                           -------
  Investment Management -- 1.6%
  Stilwell Financial, Inc.                                          15                         607
                                                                                           -------
  Savings and Loan Companies -- 2.7%
  Charter One Financial, Inc.                                       35                       1,000
                                                                                           -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Health Care -- 7.7%
  Health Care (Diversified) -- 4.0%
  Abbott Laboratories                                               16                     $   775
  Johnson & Johnson                                                  7                         735
                                                                                           -------
                                                                                             1,510
                                                                                           -------
  Health Care (Drugs/Major Pharmaceuticals) -- 2.3%
  Merck & Co., Inc.                                                  9                         843
                                                                                           -------
  Health Care (Medical Products and Supplies) -- 1.4%
  Guidant Corporation                                               10                         539(A)
                                                                                           -------
Technology -- 7.5%
  Communications Equipment -- 0.8%
  Nortel Networks Corporation                                        9                         301
                                                                                           -------
  Computers (Hardware) -- 2.2%
  Dell Computer Corporation                                         20                         349(A)
  International Business Machines Corporation                        6                         476
                                                                                           -------
                                                                                               825
                                                                                           -------
  Computers (Software/Services) -- 1.2%
  Microsoft Corporation                                             10                         434(A)
                                                                                           -------
  Electronics (Semiconductors) -- 3.3%
  Intel Corporation                                                 16                         481
  Texas Instruments Incorporated                                    16                         758
                                                                                           -------
                                                                                             1,239
                                                                                           -------
Transportation -- 1.9%
  Railroads -- 1.9%
  Union Pacific Corporation                                         14                         711
                                                                                           -------
Total Common Stocks and Equity Interests (Identified
  Cost -- $19,690)                                                                          22,581
--------------------------------------------------------------------------------------------------

                                                  Rate       Maturity Date      Shares/Par        Value
--------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 15.3%

Banking and Finance -- 5.6%
Associates Corporation of North America          5.500%         2/15/02           $  400         $   396
General Electric Capital Corporation             6.290%         12/15/07           1,000           1,006
Merrill Lynch & Co., Inc.                        6.000%         11/15/04             700             692
                                                                                                 -------
                                                                                                   2,094
                                                                                                 -------
Consumer Services -- 1.6%
Procter & Gamble Company                         6.600%         12/15/04             600             616
                                                                                                 -------
Finance -- 2.0%
General Motors Acceptance Corporation            6.300%          7/8/02              770             770
                                                                                                 -------
Hotels and Restaurants -- 1.4%
Hilton Hotels Corp.                              5.000%         5/15/06              600             510
                                                                                                 -------
Media -- 1.9%
Tribune Company                                  6.500%         7/30/04              700             698
                                                                                                 -------
Transportation -- 1.5%
Union Pacific Corporation                        5.780%         10/15/01             550             546
                                                                                                 -------
Waste Management -- 1.3%
Waste Management Inc.                            4.000%          2/1/02              500             479
                                                                                                 -------
Total Corporate Bonds and Notes (Identified
  Cost -- $5,631)                                                                                  5,713
--------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 13.6%

Fixed-Rate Securities -- 11.9%
Fannie Mae                                       7.125%         2/15/05              375             394
Fannie Mae                                       6.770%          9/1/05              375             390
Fannie Mae                                       7.250%         1/15/10              750             814
Federal Farm Credit Bank                         5.520%         2/25/02              775             773
United States Treasury Notes                     6.625%         3/31/02              150             152
United States Treasury Notes                     6.500%   5/15/05 to 10/15/06      1,330           1,410
United States Treasury Notes                     6.000%         8/15/09              500             527
                                                                                                 -------
                                                                                                   4,460
                                                                                                 -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                  Rate       Maturity Date      Shares/Par        Value
--------------------------------------------------------------------------------------------------------
Stripped Securities -- 1.7%
United States Treasury STRIPS                                   8/15/05           $  200         $   159(B)
United States Treasury STRIPS                                   11/15/05             300             235(B)
United States Treasury STRIPS                                   5/15/06              300             229(B)
                                                                                                 -------
                                                                                                     623
                                                                                                 -------
Total U.S. Government and Agency Obligations (Identified Cost -- $4,832)                           5,083
--------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities -- 7.2%

Fixed-Rate Securities -- 7.2%
Fannie Mae                                       6.000%          1/1/27              534             518
Government National Mortgage Association         6.000%   8/15/28 to 10/15/28      1,067           1,036
Government National Mortgage Association         8.000%    2/15/30 to 7/15/30      1,125           1,154
                                                                                                 -------
Total U.S. Government Agency Mortgage-Backed Securities (Identified
  Cost -- $2,681)                                                                                  2,708
--------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.2%

State Street Bank & Trust Company
  3.5%, dated 12/29/00, to be repurchased at
  $1,215 on 1/2/01 (Collateral: $1,240 Freddie
  Mac mortgage-backed securities, 6.68% due
  12/28/01, value $1,244)                                                          1,215           1,215
--------------------------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $34,049)                                           37,300
Other Assets Less Liabilities -- 0.4%                                                                155
                                                                                                 -------

NET ASSETS -- 100.0%                                                                             $37,455
                                                                                                 =======

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                                   $12.10
                                                                                                  ======
--------------------------------------------------------------------------------------------------------


(A)         Non-income producing.

(B)         STRIPS -- Separate Trading of Registered Interest and
            Principal of Securities. A pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 2000 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.7%

Basic Materials -- 8.7%
  Agricultural Products -- 1.9%
  DIMON Incorporated                                                16                     $    90
  Standard Commercial Corporation                                    9                          60
  The Anderson's Inc.                                                6                          53
  Universal Corporation                                             25                         864
                                                                                           -------
                                                                                             1,067
                                                                                           -------
  Chemicals -- 0.4%
  Aceto Corporation                                                  1                           8
  Georgia Gulf Corporation                                          10                         176
  Hawkins Chemical, Inc.                                             3                          25
                                                                                           -------
                                                                                               209
                                                                                           -------
  Chemicals (Specialty) -- 3.0%
  A. Schulman, Inc.                                                 19                         220
  American Vanguard Corporation                                      1                          14
  Bairnco Corporation                                                6                          42
  Ethyl Corporation                                                 89                         128
  International Specialty Products Inc.                             22                         147(A)
  NL Industries, Inc.                                               39                         943
  Omnova Solutions Inc.                                             12                          74
  Quaker Chemical Corporation                                        7                         126
  USEC Inc.                                                          3                          11
                                                                                           -------
                                                                                             1,705
                                                                                           -------
  Construction Materials -- 0.5%
  Oglebay Norton Company                                             3                          64
  Texas Industries, Inc.                                             8                         231
                                                                                           -------
                                                                                               295
                                                                                           -------
  Containers and Packaging (Paper) -- 0.4%
  Mail-Well, Inc.                                                   17                          72(A)
  Northern Technologies International Corporation                    2                          12
  Rock-Tenn Company                                                 22                         163
                                                                                           -------
                                                                                               247
                                                                                           -------
  Metals Mining -- 0.1%
  Lindberg Corporation                                               4                          65
                                                                                           -------
  Paper and Forest Products -- 0.6%
  Baltek Corporation                                                 1                           3(A)
  BCT International, Inc.                                            3                           4(A)
  Buckeye Technologies Inc.                                          2                          28(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Basic Materials -- Continued
  Paper and Forest Products -- Continued
  FiberMark, Inc.                                                    5                     $    41(A)
  Louisiana-Pacific Corporation                                     16                         162
  Nortek, Inc.                                                       3                          81(A)
  Workflow Management, Inc.                                          4                          28(A)
                                                                                           -------
                                                                                               347
                                                                                           -------
  Steel Products -- 1.4%
  Commercial Metals Company                                         11                         245
  Friedman Industries, Incorporated                                  5                          14
  IMCO Recycling Inc.                                               13                          69
  Niagara Corporation                                                5                           8(A)
  Quanex Corporation                                                10                         209
  Roanoke Electric Steel Corporation                                 3                          34
  Steel Technologies Inc.                                            8                          42
  Worthington Industries, Inc.                                      20                         159
                                                                                           -------
                                                                                               780
                                                                                           -------
  Steel (Producers) -- 0.4%
  AK Steel Holding Corporation                                       6                          53
  Northwest Pipe Company                                             4                          31(A)
  Steel Dynamics, Inc.                                               3                          30(A)
  UCAR International, Inc.                                          14                         133(A)
                                                                                           -------
                                                                                               247
                                                                                           -------
Capital Goods -- 17.4%
  Aerospace/Defense -- 2.0%
  AAR CORP                                                           2                          19
  Alliant Techsystems Inc.                                           7                         470(A)
  Kellstrom Industries, Inc.                                         8                          24(A)
  Ladish Co., Inc.                                                   9                         100(A)
  Triumph Group, Inc.                                                9                         365(A)
  Woodward Governor Company                                          4                         188
                                                                                           -------
                                                                                             1,166
                                                                                           -------
  Containers (Metal and Glass) -- 1.4%
  Ball Corporation                                                  14                         659
  Silgan Holdings Inc.                                              14                         126(A)
                                                                                           -------
                                                                                               785
                                                                                           -------
  Electrical Equipment -- 0.8%
  A.O. Smith Corporation                                             9                         152
  Boston Acoustics, Inc.                                             4                          56
  Catalina Lighting, Inc.                                            3                           6(A)
  Cohu, Inc.                                                         7                         103

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Electrical Equipment -- Continued
  Delco Remy International, Inc.                                     7                     $    57(A)
  EDO Corporation                                                    4                          30
  Koss Corporation                                                   2                          56(A)
  Tech/Ops Sevcon, Inc.                                              1                          13
  The Carbide/Graphite Group, Inc.                                   4                           7(A)
                                                                                           -------
                                                                                               480
                                                                                           -------
  Engineering and Construction -- 0.7%
  Butler Manufacturing Company                                       5                         124
  Comfort Systems USA, Inc.                                         14                          30(A)
  Corrpro Companies                                                  5                          15(A)
  Encompass Services Corporation                                    22                         113(A)
  Meadow Valley Corporation                                          2                           7(A)
  Perini Corporation                                                 4                          12(A)
  RailWorks Corporation                                              3                           7(A)
  URS Corporation                                                    5                          69(A)
                                                                                           -------
                                                                                               377
                                                                                           -------
  Machinery (Diversified) -- 2.2%
  Cascade Corporation                                                9                         140
  Met-Pro Corporation                                                2                          23
  Milacron Inc.                                                     30                         479
  Pitt-Des Moines, Inc.                                              2                          72
  Raven Industries, Inc.                                             4                          59
  Shiloh Industries, Inc.                                            4                          12(A)
  TB Wood's Corporation                                              4                          29
  Tecumseh Products Company                                          6                         239
  The Manitowoc Company, Inc.                                        7                         203
                                                                                           -------
                                                                                             1,256
                                                                                           -------
  Manufacturing (Diversified) -- 4.5%
  Actuant Corporation                                                8                          24
  Alltrista Corporation                                              6                          78(A)
  Ampco-Pittsburgh Corporation                                       7                          79
  CIRCOR International, Inc.                                         1                          12
  Donnelly Corporation                                               3                          36
  GenCorp Inc.                                                      14                         132
  Graham Corporation                                              N.M.                           4(A)
  Griffon Corporation                                               23                         183(A)
  Kaman Corporation                                                 17                         278
  Lawson Products, Inc.                                              6                         158
  Myers Industries, Inc.                                             6                          94
  NACCO Industries, Inc.                                             6                         266

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Manufacturing (Diversified) -- Continued
  National Service Industries, Inc.                                 13                     $   342
  Penn Engineering & Manufacturing Corp. - Class A                   4                         137(A)
  Spartech Corporation                                               6                         115
  Standex International Corporation                                  8                         169
  Terex Corporation                                                  6                          91(A)
  The First Years Inc.                                               2                          16
  The York Group, Inc.                                               6                          19
  Trinity Industries, Inc.                                          14                         360
                                                                                           -------
                                                                                             2,593
                                                                                           -------
  Manufacturing (Specialized) -- 2.9%
  Albany International Corp.                                         5                          67(A)
  Astec Industries, Inc.                                             6                          79(A)
  Briggs & Stratton Corporation                                      7                         306
  Fansteel Inc.                                                      5                          21(A)
  Gehl Company                                                       4                          48(A)
  Global Imaging Systems, Inc.                                       7                          25(A)
  JLG Industries, Inc.                                               1                          15
  Lincoln Electric Holdings, Inc.                                   14                         275
  PrimeSource Corporation                                            4                          16
  Regal-Beloit Corporation                                          13                         225
  SPS Technologies, Inc.                                             4                         225(A)
  York International Corporation                                    12                         381
                                                                                           -------
                                                                                             1,683
                                                                                           -------
  Metals -- 1.7%
  Chase Industries, Inc.                                            11                         115(A)
  General Cable Corporation                                         13                          56
  Metals USA, Inc.                                                  29                          80
  Mueller Industries, Inc.                                          19                         501(A)
  Ryerson Tull, Inc.                                                 8                          67
  Superior TeleCom Inc.                                             10                          19(A)
  Wolverine Tube, Inc.                                              10                         122(A)
                                                                                           -------
                                                                                               960
                                                                                           -------
  Office Equipment and Supplies -- 0.9%
  Ennis Business Forms, Inc.                                        12                          90
  New England Business Service, Inc.                                 4                          73
  The Standard Register Company                                     16                         221
  Wallace Computer Services, Inc.                                    8                         141
                                                                                           -------
                                                                                               525
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Trucks and Parts -- 0.2%
  Collins Industries, Inc.                                           5                     $    18
  Featherlite Inc.                                                   4                           5(A)
  Standard Automotive Corporation                                    1                           1(A)
  Supreme Industries, Inc.                                           9                          25(A)
  Wabash National Corporation                                        5                          40
                                                                                           -------
                                                                                                89
                                                                                           -------
  Waste Management -- 0.1%
  The IT Group, Inc.                                                 7                          37(A)
                                                                                           -------
Consumer Cyclicals -- 31.9%
  Auto Parts and Equipment -- 4.1%
  ArvinMeritor, Inc.                                                17                         195
  Bandag, Incorporated                                              13                         519
  Bandag, Incorporated-Class A                                       4                         121
  BorgWarner, Inc.                                                   9                         348
  Cooper Tire & Rubber Company                                      27                         283
  Dura Automotive Systems, Inc.                                     12                          64(A)
  Edelbrock Corporation                                              2                          25
  Gentek, Inc.                                                      16                         267
  Hayes Lemmerz International, Inc.                                 10                          67(A)
  Intermet Corporation                                              20                          72
  Midas, Inc.                                                        5                          61
  R & B, Inc.                                                        6                           9(A)
  Standard Motor Products, Inc.                                      5                          37
  Strattec Security Corporation                                      2                          71(A)
  TBC Corporation                                                   15                          66(A)
  Tower Automotive, Inc.                                            16                         139(A)
                                                                                           -------
                                                                                             2,344
                                                                                           -------
  Building Materials -- 1.8%
  Ameron International Corporation                                   3                          97
  Centex Construction Products, Inc.                                 6                         158
  Dal-Tile International Inc.                                       22                         312(A)
  Mikasa, Inc.                                                       8                         124
  NCI Building Systems, Inc.                                        13                         247(A)
  Universal Forest Products, Inc.                                    7                          98
                                                                                           -------
                                                                                             1,036
                                                                                           -------
  Consumer (Jewelry, Novelties and Gifts) -- 1.3%
  Department 56, Inc.                                               12                         142(A)
  Enesco Group, Inc.                                                 5                          23

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Consumer (Jewelry, Novelties and Gifts) -- Continued
  Lancaster Colony Corporation                                       9                     $   244
  OroAmerica, Inc.                                                   4                          30(A)
  Russ Berrie and Company, Inc.                                     14                         296
                                                                                           -------
                                                                                               735
                                                                                           -------
  Footwear -- 0.3%
  Brown Shoe Company, Inc.                                           6                          73
  Saucony, Inc.                                                      1                          10(A)
  The Stride Rite Corporation                                       13                          92
                                                                                           -------
                                                                                               175
                                                                                           -------
  Gaming, Lottery and Parimutuel Companies -- 1.3%
  Black Hawk Gaming & Development Company, Inc.                      3                          19(A)
  Boyd Gaming Corporation                                           46                         158(A)
  GTECH Holdings Corporation                                        25                         522(A)
  Lakes Gaming, Inc.                                                 8                          72(A)
                                                                                           -------
                                                                                               771
                                                                                           -------
  Hardware and Tools -- 0.6%
  Park-Ohio Holdings Corp.                                           7                          32(A)
  Q.E.P. Co., Inc.                                                   3                          10(A)
  The Eastern Company                                                1                          18
  The L. S. Starrett Company                                         4                          99
  The Toro Company                                                   5                         172
  TransTechnology Corporation                                        4                          12
                                                                                           -------
                                                                                               343
                                                                                           -------
  Homebuilding -- 7.9%
  Beazer Homes USA, Inc.                                             6                         244(A)
  Bluegreen Corporation                                             17                          27(A)
  Crossmann Communities, Inc.                                        3                          69(A)
  D.R. Horton, Inc.                                                 24                         582
  Del Webb Corporation                                              14                         409(A)
  DeWolfe Companies, Inc.                                            2                          19(A)
  Dominion Homes, Inc.                                               4                          34(A)
  Fleetwood Enterprises, Inc.                                       22                         234
  Hovnanian Enterprises, Inc.                                       16                         150(A)
  Kaufman and Broad Home Corporation                                14                         455
  M/I Schottenstein Homes, Inc.                                      6                         145
  Palm Harbor Homes, Inc.                                           12                         181(A)
  Silverleaf Resorts, Inc.                                           3                           8(A)
  Standard Pacific Corp.                                            23                         528
  The Ryland Group, Inc.                                            12                         469

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Homebuilding -- Continued
  Toll Brothers, Inc.                                               11                     $   450(A)
  Trammell Crow Company                                             21                         285(A)
  Trendwest Resorts, Inc.                                            6                         148(A)
  Washington Homes, Inc.                                             5                          63
                                                                                           -------
                                                                                             4,500
                                                                                           -------
  Household Furnishings and Appliances -- 1.7%
  Chromcraft Revington, Inc.                                         8                          80(A)
  Fedders Corporation                                               20                          93
  Flexsteel Industries, Inc.                                         4                          47
  Furniture Brands International, Inc.                              16                         345(A)
  La-Z-Boy Incorporated                                              4                          56
  The Rowe Companies                                                10                          27
  U. S. Industries, Inc.                                            38                         302
                                                                                           -------
                                                                                               950
                                                                                           -------
  Leisure Time (Products) -- 1.3%
  Arctic Cat, Inc.                                                   5                          59
  Coachmen Industries Inc.                                          12                         124
  Equity Marketing, Inc.                                             2                          32(A)
  GameTech International, Inc.                                       2                           5(A)
  Handleman Company                                                 17                         128(A)
  Johnson Outdoors Inc.                                              6                          33(A)
  K2 Inc.                                                           11                          90(A)
  Monaco Coach Corporation                                           6                         107(A)
  Steinway Musical Instruments, Inc.                                 2                          43(A)
  Winnebago Industries, Inc.                                         7                         130
                                                                                           -------
                                                                                               751
                                                                                           -------
  Lodging/Hotels -- 0.9%
  MeriStar Hotels & Resorts, Inc.                                    2                           5(A)
  Prime Hospitality Corp.                                           43                         497(A)
  Suburban Lodges of America, Inc.                                   2                           9(A)
                                                                                           -------
                                                                                               511
                                                                                           -------
  Publishing -- 0.1%
  Courier Corporation                                                2                          45
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Building Supplies) -- 0.7%
  Building Materials Holding Corporation                             9                     $    73(A)
  Hughes Supply, Inc.                                               17                         305
  Tractor Supply Company                                             3                          25(A)
                                                                                           -------
                                                                                               403
                                                                                           -------
  Retail (Computers and Electronics) -- N.M.
  REX Stores Corporation                                             1                          22(A)
                                                                                           -------
  Retail (Department Stores) -- 0.6%
  Dillard's, Inc.                                                   31                         365
                                                                                           -------
  Retail (Discounters) -- 0.1%
  Duckwall-ALCO Stores, Inc.                                         4                          21(A)
  ShopKo Stores, Inc.                                                9                          45(A)
  Value City Department Stores, Inc.                                 3                          17(A)
                                                                                           -------
                                                                                                83
                                                                                           -------
  Retail (Home Shopping) -- 0.1%
  Spiegel, Inc.                                                      5                          23
  Systemax, Inc.                                                    25                          31(A)
                                                                                           -------
                                                                                                54
                                                                                           -------
  Retail (Specialty-Apparel) -- 0.5%
  Burlington Coat Factory Warehouse Corporation                      2                          40
  S&K Famous Brands, Inc.                                            3                          22(A)
  The Buckle, Inc.                                                   3                          54(A)
  The Cato Corporation                                              13                         176
                                                                                           -------
                                                                                               292
                                                                                           -------
  Retail (Specialty) -- 1.5%
  A.C. Moore Arts & Crafts, Inc.                                     5                          42(A)
  Brookstone, Inc.                                                   3                          31(A)
  Cache, Inc.                                                        2                           6(A)
  Discount Auto Parts, Inc.                                          6                          30(A)
  Finlay Enterprises, Inc.                                           7                          75(A)
  First Cash, Inc.                                                   2                           4(A)
  Friedman's, Inc.                                                  13                          58
  Hancock Fabrics, Inc.                                              4                          13
  Haverty Furniture Companies, Inc.                                  6                          63
  J. Baker, Inc.                                                     4                          19
  Jo-Ann Stores, Inc.                                                6                          36(A)
  Lithia Motors, Inc.                                                3                          35(A)
  MarineMax, Inc.                                                    4                          21(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty) -- Continued
  Musicland Stores Corporation                                      12                     $   144(A)
  Rush Enterprises, Inc.                                             2                           5(A)
  Shoe Carnival, Inc.                                                4                          28(A)
  Shoe Pavilion, Inc.                                                5                           6(A)
  Travis Boats & Motors, Inc.                                        1                           4(A)
  Ugly Duckling Corporation                                          4                          16(A)
  United Auto Group, Inc.                                            6                          41(A)
  Zale Corporation                                                   6                         183(A)
                                                                                           -------
                                                                                               860
                                                                                           -------
  Services (Commercial and Consumer) -- 4.1%
  Amerco                                                            10                         198(A)
  Avis Group Holdings, Inc.                                         16                         534(A)
  Capital Senior Living Corporation                                 14                          33(A)
  Central Garden & Pet Company                                      21                         145(A)
  Children's Comprehensive Services, Inc.                            5                          13(A)
  Cornell Companies, Inc.                                            3                          16(A)
  Dollar Thrifty Automotive Group, Inc.                              8                         141(A)
  Exponent, Inc.                                                     3                          33(A)
  FTI Consulting, Inc.                                               3                          31(A)
  Horizon Health Corporation                                         4                          25(A)
  Interpool, Inc.                                                   20                         333
  Lennox International Inc.                                          8                          62
  McGrath Rentcorp                                                   8                         145
  National Equipment Services, Inc.                                  7                          14(A)
  NCH Corporation                                                    2                          91
  OrthAlliance, Inc.                                                 5                          13(A)
  Refac                                                              3                           6(A)
  Right Management Consultants, Inc.                                 2                          31(A)
  Schlotzsky's, Inc.                                                 5                          13(A)
  Service Corporation International                                 36                          63(A)
  Stewart Enterprises, Inc.                                         77                         147
  Sylvan, Inc.                                                       3                          27(A)
  Thomas Group, Inc.                                                 3                          16(A)
  XTRA Corporation                                                   4                         211(A)
                                                                                           -------
                                                                                             2,341
                                                                                           -------
  Textiles -- 0.1%
  Dan River Inc.                                                     7                          15(A)
  The Dixie Group, Inc.                                              9                          21(A)
                                                                                           -------
                                                                                                36
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Textiles (Apparel) -- 2.5%
  Decorator Industries, Inc.                                         2                     $     6
  Garan, Incorporated                                                4                          86
  Gerber Childrenswear, Inc.                                         1                           4(A)
  Haggar Corp.                                                       1                           9
  Hartmarx Corporation                                               4                          10(A)
  Jos. A. Bank Clothiers, Inc.                                       4                          17(A)
  Kellwood Company                                                  20                         416
  Nautica Enterprises, Inc.                                         37                         567(A)
  OshKosh B'Gosh, Inc.                                               2                          39
  Oxford Industries, Inc.                                            6                          93
  Perry Ellis International, Inc.                                    4                          20(A)
  Sport-Haley, Inc.                                                  3                           9(A)
  Superior Uniform Group Inc.                                        1                          11
  Tandy Brands Accessories, Inc.                                     3                          20(A)
  UniFirst Corporation                                              12                         127
                                                                                           -------
                                                                                             1,434
                                                                                           -------
  Textiles (Home Furnishings) -- 0.4%
  Springs Industries, Inc.                                           4                         114
  WestPoint Stevens Inc.                                            18                         136
                                                                                           -------
                                                                                               250
                                                                                           -------
Consumer Staples -- 6.2%
  Beverages (Alcoholic) -- N.M.
  Todhunter International, Inc.                                      2                          14(A)
                                                                                           -------
  Beverages (Non-Alcoholic) -- 0.1%
  M&F Worldwide Corp.                                               15                          56(A)
                                                                                           -------
  Distributors (Food and Health) -- 0.3%
  Allou Health & Beauty Care, Inc.                                   2                           7(A)
  Herbalife International, Inc.                                     17                         128
  Nash-Finch Company                                                 5                          61
  Suprema Specialties, Inc.                                          1                           9(A)
                                                                                           -------
                                                                                               205
                                                                                           -------
  Entertainment -- N.M.
  Movie Gallery, Inc.                                                4                          12(A)
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Food -- 0.7%
  Cagle's, Inc.                                                      4                     $    36
  Michael Foods, Inc.                                                9                         256
  Pilgrim's Pride Corporation                                        9                          70
  Pilgrim's Pride Corporation - Class A                              4                          21
                                                                                           -------
                                                                                               383
                                                                                           -------
  Household Products (Non-Durables) -- 0.4%
  CPAC, Inc.                                                         4                          23
  Craftmade International, Inc.                                      3                          19
  Stepan Company                                                     7                         173
                                                                                           -------
                                                                                               215
                                                                                           -------
  Housewares -- 0.6%
  American Biltrite, Inc.                                            3                          36
  Applica Incorporated                                               8                          36(A)
  Associated Materials Incorporated                                  1                          16
  Channell Commercial Corporation                                    5                          35(A)
  Foamex International Incorporated                                  8                          41(A)
  Ivex Packaging Corporation                                         4                          47(A)
  Oneida Ltd.                                                        5                          91
  Royal Appliance Mfg. Co.                                           2                           9(A)
  Summa Industries                                                   3                          24(A)
                                                                                           -------
                                                                                               335
                                                                                           -------
  Personal Care -- 0.4%
  French Fragrances, Inc.                                           10                         126(A)
  Nature's Sunshine Products, Inc.                                  13                          91
                                                                                           -------
                                                                                               217
                                                                                           -------
  Restaurants -- 1.4%
  Ark Restaurants Corp.                                              3                          14(A)
  Dave & Busters, Inc.                                               9                          99(A)
  ELXSI Corporation                                                  3                          23(A)
  Landry's Seafood Restaurants, Inc.                                22                         218
  Lone Star Steakhouse & Saloon, Inc.                                9                          90
  NPC International, Inc.                                            5                          50(A)
  Roadhouse Grill, Inc.                                              3                           4(A)
  Ryan's Family Steak Houses, Inc.                                  30                         278(A)
  Uno Restaurant Corporation                                         3                          28(A)
                                                                                           -------
                                                                                               804
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Retail (Food Chains) -- 0.1%
  Marsh Supermarkets, Inc.                                           3                     $    53
                                                                                           -------
  Services -- 0.1%
  Correctional Services Corporation                                  3                           6(A)
  Healthcare Services Group, Inc.                                    8                          48(A)
                                                                                           -------
                                                                                                54
                                                                                           -------
  Services (Employment) -- 1.2%
  Butler International, Inc.                                         7                          31(A)
  CDI Corp.                                                         14                         206(A)
  General Employment Enterprises, Inc.                               4                           9
  Headway Corporate Resources, Inc.                                  5                           6(A)
  Kelly Services, Inc.                                               4                          99
  Personal Group Of America, Inc.                                   20                          34(A)
  RCM Technologies, Inc.                                             3                          11(A)
  RemedyTemp, Inc.                                                   2                          18(A)
  SOS Staffing Services, Inc.                                       10                          17(A)
  Spherion Corporation                                              23                         265(A)
  Westaff, Inc.                                                     12                          24(A)
                                                                                           -------
                                                                                               720
                                                                                           -------
  Specialty Printing -- 0.5%
  Cadmus Communications Corporation                                  5                          43
  Consolidated Graphics, Inc.                                        5                          61(A)
  John H. Harland Company                                            9                         131
  Media Arts Group, Inc.                                             9                          38(A)
                                                                                           -------
                                                                                               273
                                                                                           -------
  Tobacco -- 0.4%
  Schweitzer-Mauduit International, Inc.                            12                         228
                                                                                           -------
Energy -- 1.0%
  Oil (International Integrated) -- 0.2%
  Holly Corporation                                                  6                         116
                                                                                           -------
  Oil and Gas (Drilling and Equipment) -- 0.1%
  Kaneb Services, Inc.                                              10                          61(A)
                                                                                           -------
  Oil and Gas (Exploration and Production) -- 0.7%
  Adams Resources & Energy                                           3                          38
  Bellwether Exploration Company                                     3                          24(A)
  EnergySouth, Inc.                                                  3                          57

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Energy -- Continued
  Oil and Gas (Exploration and Production) -- Continued
  Mercury Air Group, Inc.                                            6                     $    27(A)
  Penn Virginia Corporation                                          6                         209
  World Fuel Services Corporation                                    9                          59
                                                                                           -------
                                                                                               414
                                                                                           -------
Financials -- 15.8%
  Banks (Major Regional) -- 3.4%
  BancFirst Ohio Corp.                                               3                          45
  BSB Bancorp, Inc.                                                  7                          90
  BYL Bancorp                                                        2                          24(A)
  Capital Crossing Bank                                              2                          20(A)
  Community Bank System, Inc.                                        2                          49
  Corrus Bankshares, Inc.                                           11                         544
  First Citizens Bancshares Inc.                                     6                         484
  First Oak Brook Bancshares, Inc.                                   2                          28
  GBC Bancorp                                                        2                          77
  Granite State Bankshares, Inc.                                  N.M.                           8
  Hamilton Bancorp Inc.                                              8                          67(A)
  Merchants Bancshares, Inc.                                         3                          68
  National City Bancorporation                                       7                         109(A)
  Pacific Crest Capital, Inc.                                        2                          29
  Republic Bancorp, Inc.                                            18                         196
  Republic First Bancorp, Inc.                                       1                           4(A)
  Three Rivers Bancorp, Inc.                                         5                          41
  USBANCORP, Inc.                                                   10                          43
  Yardville National Bancorp                                         3                          33
                                                                                           -------
                                                                                             1,959
                                                                                           -------
  Consumer Finance -- 0.4%
  Advanta Corp.                                                     13                         116
  American Business Financial Services, Inc.                         1                           6
  Onyx Acceptance Corporation                                        2                           5(A)
  Union Acceptance Corporation                                       1                           5(A)
  World Acceptance Corporation                                      14                          77(A)
                                                                                           -------
                                                                                               209
                                                                                           -------
  Financial (Diversified) -- 0.7%
  DVI, Inc.                                                          3                          53(A)
  FPIC Insurance Group, Inc.                                         3                          27(A)
  LandAmerica Financial Group, Inc.                                  6                         242
  Professionals Group, Inc.                                          4                         106(A)
                                                                                           -------
                                                                                               428
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance Brokers -- 0.3%
  E. W. Blanch Holdings, Inc.                                        4                     $    75
  Healthcare Recoveries, Inc.                                        7                          21(A)
  Interstate National Dealer Services, Inc.                          3                          18(A)
  Kaye Group Inc.                                                    4                          34
                                                                                           -------
                                                                                               148
                                                                                           -------
  Insurance (Life/Health) -- 2.9%
  AmerUs Group Co.                                                  22                         712
  Delphi Financial Group, Inc.                                      14                         550(A)
  National Western Life Insurance Company                            3                         268(A)
  Presidential Life Corporation                                     10                         148
  Standard Management Corporation                                    5                          15(A)
                                                                                           -------
                                                                                             1,693
                                                                                           -------
  Insurance (Multi-Line) -- 0.2%
  Penn Treaty American Corporation                                   6                         100(A)
                                                                                           -------
  Insurance (Property/Casualty) -- 2.9%
  Atlantic American Corporation                                      1                           3(A)
  Bancinsurance Corporation                                          2                          11(A)
  Donegal Group Inc.                                                 6                          59
  Enhance Financial Services Group, Inc.                            29                         454
  Merchants Group, Inc.                                              1                          18
  Philadelphia Consolidated Holding Corp.                            4                         123(A)
  SCPIE Holdings Inc.                                                3                          80
  Selective Insurance Group, Inc.                                    1                          17
  State Auto Financial Corporation                                   3                          54
  The Commerce Group, Inc.                                          26                         709
  The Midland Company                                                3                          94
  Vesta Insurance Group, Inc.                                        4                          19
                                                                                           -------
                                                                                             1,641
                                                                                           -------
  Investment Banking/Brokerage -- 0.1%
  Southwest Securities Group, Inc.                                   3                          83
                                                                                           -------
  Investment Management -- N.M.
  American Physicians Service Group, Inc.                            2                           3(A)
                                                                                           -------
  Savings and Loan Companies -- 4.9%
  Alliance Bancorp of New England, Inc.                              1                           9
  BankAtlantic Bancorp, Inc.                                        30                         112
  BankUnited Financial Corporation                                   6                          49(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- Continued
  Banner Corporation                                                 1                     $    20
  Camco Financial Corporation                                        1                          14
  Dime Community Bancshares                                          3                          66
  Downey Financial Corp.                                            12                         638
  First Bell Bancorp, Inc.                                           1                           8
  First Defiance Financial Corp.                                     1                           6
  First Essex Bancorp, Inc.                                          2                          44
  First Republic Bank                                                3                         102(A)
  FirstFed Financial Corp.                                          15                         478(A)
  Flagstar Bancorp, Inc.                                             9                         235
  GA Financial, Inc.                                                 4                          48
  Hawthorne Financial Corporation                                    4                          52(A)
  IBERIABANK Corporation                                             5                         102
  Industrial Bancorp, Inc.                                           1                          26
  ITLA Capital Corporation                                           5                          94(A)
  Local Financial Corporation                                        2                          26(A)
  MAF Bancorp, Inc.                                                  5                         139
  Matrix Bancorp, Inc.                                               2                          11(A)
  MetroWest Bank                                                     4                          24
  Parkvale Financial Corporation                                     5                          97
  PennFed Financial Services, Inc.                                   3                          48
  PFF Bancorp, Inc.                                                  3                          59
  Republic Security Financial Corporation                           18                         129
  St. Francis Capital Corporation                                    3                          43
  Sterling Financial Corporation                                     7                          81(A)
  WSFS Financial Corporation                                         4                          45
                                                                                           -------
                                                                                             2,805
                                                                                           -------
Health Care -- 1.8%
  Health Care (Diversified) -- 0.1%
  Sierra Health Services, Inc.                                      11                          41(A)
                                                                                           -------
  Health Care (Drugs/Major Pharmaceuticals) -- N.M.
  Chattem, Inc.                                                      3                          19(A)
  Hi-Tech Pharmacal Co., Inc.                                        2                           8(A)
  USANA, Inc.                                                        3                           5(A)
                                                                                           -------
                                                                                                32
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Long Term Care) -- 0.2%
  Beverly Enterprises, Inc.                                          5                     $    43(A)
  Prime Medical Services, Inc.                                       1                           5(A)
  Radiologix, Inc.                                                  15                          75(A)
                                                                                           -------
                                                                                               123
                                                                                           -------
  Health Care (Managed Care) -- 0.4%
  US Oncology, Inc.                                                 34                         214(A)
                                                                                           -------
  Health Care (Medical Products and Supplies) -- 0.4%
  CONMED Corporation                                                 5                          87(A)
  Del Global Technologies Corp.                                      5                          11(A)
  Lakeland Industries, Inc.                                          1                           4(A)
  Minntech Corporation                                               2                          13
  Ocular Sciences, Inc.                                              5                          59(A)
  Rehabilicare Inc.                                                  2                           5(A)
  Sola International Inc.                                            5                          21(A)
  Utah Medical Products, Inc.                                        1                           8(A)
                                                                                           -------
                                                                                               208
                                                                                           -------
  Health Care (Specialized Services) -- 0.7%
  AmeriPath, Inc.                                                   16                         395(A)
  Curative Health Services, Inc.                                     7                          38(A)
                                                                                           -------
                                                                                               433
                                                                                           -------
Technology -- 2.7%
  Communications Equipment -- 0.2%
  Applied Signal Technology, Inc.                                    6                          30
  Brightpoint, Inc.                                                 16                          57(A)
  Cobra Electronics Corporation                                      3                          19(A)
                                                                                           -------
                                                                                               106
                                                                                           -------
  Computers (Peripherals) -- 0.1%
  Printronix, Inc.                                                   4                          28(A)
  PSC Inc.                                                           9                           7(A)
                                                                                           -------
                                                                                                35
                                                                                           -------
  Computers (Software/Services) -- 0.9%
  Amplicon, Inc.                                                     6                          64
  Avant! Corporation                                                24                         443(A)
                                                                                           -------
                                                                                               507
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Component Distributors) -- 0.4%
  Pioneer-Standard Electronics, Inc.                                18                     $   198
                                                                                           -------
  Electronics (Instrumentation) -- 0.1%
  Hurco Companies, Inc.                                              4                          15(A)
  inTEST Corporation                                              N.M.                           2(A)
  K-Tron International, Inc.                                         2                          39(A)
  Mesa Laboratories, Inc.                                            2                          10(A)
                                                                                           -------
                                                                                                66
                                                                                           -------
  Electronics (Semiconductors) -- 0.1%
  NeoMagic Corporation                                              20                          58(A)
                                                                                           -------
  Equipment (Semiconductor) -- 0.8%
  Kulicke and Soffa Industries, Inc.                                 8                          92(A)
  Varian Semiconductor Equipment Associates, Inc.                   16                         383(A)
                                                                                           -------
                                                                                               475
                                                                                           -------
  Photography/Imaging -- N.M.
  Polaroid Corporation                                               3                          14
                                                                                           -------
  Services (Computer Systems) -- 0.1%
  Gerber Scientific, Inc.                                            7                          58
  Manchester Equipment Co., Inc.                                     2                           4(A)
  Software Spectrum, Inc.                                            3                          17(A)
                                                                                           -------
                                                                                                79
                                                                                           -------
Transportation -- 6.7%
  Air Freight -- N.M.
  Air Methods Corporation                                            3                          10(A)
                                                                                           -------
  Airlines -- 1.3%
  Alaska Air Group, Inc.                                             9                         259(A)
  America West Holdings Corporation                                 32                         410(A)
  Amtran, Inc.                                                       2                          25(A)
  Mesaba Holdings, Inc.                                              1                          17(A)
  Midway Airlines Corporation                                        6                          17(A)
                                                                                           -------
                                                                                               728
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Transportation -- Continued
  Railroads -- 1.6%
  Genesee & Wyoming Inc.                                             3                     $    80(A)
  The Greenbrier Companies, Inc.                                    11                          88
  Wabtec Corporation                                                23                         269
  Wisconsin Central Transportation Corporation                      33                         494(A)
                                                                                           -------
                                                                                               931
                                                                                           -------
  Truckers -- 3.8%
  American Freightways Corporation                                   6                         154(A)
  Arkansas Best Corporation                                         14                         260(A)
  Arnold Industries, Inc.                                           19                         335
  Boyd Bros. Transportation Inc.                                     2                           5(A)
  Covenant Transport, Inc.                                          11                         120(A)
  M. S. Carriers, Inc.                                            N.M.                           3(A)
  Old Dominion Freight Line, Inc.                                    5                          49(A)
  P.A.M. Transportation Services, Inc.                               6                          50(A)
  Roadway Express, Inc.                                             15                         316
  Rollins Truck Leasing Corp.                                       21                         170
  Transport Corporation of America, Inc.                             5                          21(A)
  U.S. Xpress Enterprises, Inc.                                     11                          62(A)
  USA Truck, Inc.                                                    6                          35(A)
  USFreightways Corporation                                          5                         162
  Yellow Corporation                                                20                         405(A)
                                                                                           -------
                                                                                             2,147
                                                                                           -------
Utilities -- 1.5%
  Electric Companies -- 1.5%
  Maine Public Service Company                                       1                          32
  Public Service Company of New Mexico                              15                         413
  RGS Energy Group, Inc.                                            12                         402
                                                                                           -------
                                                                                               847
                                                                                           -------
Total Common Stock and Equity Interests (Identified
  Cost -- $56,631)                                                                          53,695
--------------------------------------------------------------------------------------------------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.0%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $1,428 on
  1/2/01 (Collateral: $1,493 Fannie-Mae mortgage-backed
  securities, 6%, due 10/1/13, value $1,481)                    $1,427                     $ 1,427
Morgan Stanley Dean Witter & Co., Inc.
  6.32%, dated 12/29/00, to be repurchased at $1,428 on
  1/2/01 (Collateral: $1,415 Fannie-Mae mortgage-backed
  securities, 8.5%, due 4/1/17, value $1,465)                    1,427                       1,427
                                                                                           -------
Total Repurchase Agreements (Identified Cost -- $2,854)                                      2,854
--------------------------------------------------------------------------------------------------
Total Investments -- 98.7% (Identified Cost -- $59,485)                                     56,549
Other Assets Less Liabilities -- 1.3%                                                          774
                                                                                           -------
NET ASSETS -- 100%                                                                         $57,323
                                                                                           =======
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                              $8.57
                                                                                             =====
  NAVIGATOR CLASS                                                                            $8.80
                                                                                             =====
--------------------------------------------------------------------------------------------------

(A)         Non-income producing.

N.M. -- Not meaningful.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 2000 (Unaudited)
(Amounts in Thousands)

Financial Services Fund

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.1%
Capital Goods -- 0.7%
  Electrical Equipment -- 0.7%
  Solectron Corporation                                             12                     $   407(A)
                                                                                           -------
Consumer Staples -- 3.2%
  Food -- 1.0%
  Riviana Foods, Inc.                                               13                         262
  Wm. Wrigley Jr. Company                                            4                         364
                                                                                           -------
                                                                                               626
                                                                                           -------
  Retail (Drug Stores) -- 1.8%
  CVS Corporation                                                   10                         599
  Walgreen Co.                                                      11                         460
                                                                                           -------
                                                                                             1,059
                                                                                           -------
  Retail (Food Chains) -- 0.4%
  The Kroger Co.                                                    10                         271(A)
                                                                                           -------
Energy -- 5.8%
  Oil and Gas (Drilling and Equipment) -- 1.5%
  Nabors Industries, Inc.                                            9                         532(A)
  National-Oilwell, Inc.                                            10                         387(A)
                                                                                           -------
                                                                                               919
                                                                                           -------
  Oil and Gas (Exploration and Production) -- 4.3%
  Alberta Energy Company Ltd.                                       12                         579
  Apache Corporation                                                 8                         560
  Devon Energy Corporation                                           6                         366
  EOG Resources, Inc.                                               10                         547
  Louis Dreyfus Natural Gas Corp.                                   12                         527(A)
                                                                                           -------
                                                                                             2,579
                                                                                           -------
Financials -- 75.1%
  Banking -- 21.2%
  BancWest Corporation                                              30                         784
  Cascade Bancorp                                                   40                         540
  Centennial Bancorp                                                10                          87(A)
  Commerce Bancshares, Inc.                                         20                         850
  CVB Financial Corp.                                               20                         340
  Greater Bay Bancorp                                               30                       1,230
  Marshall & Ilsley Corporation                                     13                         661
  Mercantile Bankshares Corporation                                 13                         561
  Mid-State Bancshares                                              20                         710

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Banking -- Continued
  Mississippi Valley Bancshares, Inc.                               10                     $   294
  National Commerce Bancorporation                                  30                         742
  North Fork Bancorporation, Inc.                                   35                         860
  Pacific Capital Bancorp                                           15                         422
  Pacific Century Financial Corporation                             30                         531
  Seacoast Banking Corporation of Florida                           10                         252
  Southwest Bancorporation of Texas, Inc.                           15                         644(A)
  TCF Financial Corporation                                         23                       1,025
  Texas Regional Bancshares, Inc.                                   28                         894
  Wilmington Trust Corporation                                       8                         465
  Zions Bancorporation                                              14                         874
                                                                                           -------
                                                                                            12,766
                                                                                           -------
  Banks (Major Regional) -- 19.6%
  BB&T Corporation                                                  30                       1,119
  City National Corporation                                         25                         970
  Comerica Incorporated                                             15                         891
  Cullen/Frost Bankers, Inc.                                        18                         753
  Fifth Third Bancorp                                               23                       1,374
  FleetBoston Financial Corporation                                 21                         789
  M&T Bank Corporation                                              11                         748
  National City Corporation                                         27                         776
  Northern Trust Corporation                                        12                         979
  State Street Corporation                                           8                         994
  SunTrust Banks, Inc.                                              12                         725
  U.S. Bancorp                                                      17                         496
  Wells Fargo Company                                               22                       1,225
                                                                                           -------
                                                                                            11,839
                                                                                           -------
  Banks (Money Center) -- 2.0%
  Colorado Business Bankshares, Inc.                                16                         274
  The Chase Manhattan Corporation                                   20                         909
                                                                                           -------
                                                                                             1,183
                                                                                           -------
  Consumer Finance -- 1.0%
  Countrywide Credit Industries, Inc.                               12                         603
                                                                                           -------
  Financial (Diversified) -- 3.7%
  Citigroup Inc.                                                    19                         970
  Financial Federal Corporation                                     10                         239(A)
  USA Education Inc.                                                15                       1,020
                                                                                           -------
                                                                                             2,229
                                                                                           -------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- 11.8%
  American General Corporation                                       8                     $   676
  Jefferson-Pilot Corporation                                       11                         822
  John Hancock Financial Services, Inc.                             24                         884
  Lincoln National Corporation                                      15                         710
  Manulife Financial Corporation                                    33                       1,035
  Nationwide Financial Services, Inc.                               15                         712
  Protective Life Corporation                                       22                         710
  Sun Life Financial Services of Canada                             38                       1,012
  UnumProvident Corporation                                         20                         538
                                                                                           -------
                                                                                             7,099
                                                                                           -------
  Insurance (Multi-Line) -- 3.0%
  American International Group, Inc.                                10                         985
  StanCorp Financial Group, Inc.                                    17                         812
                                                                                           -------
                                                                                             1,797
                                                                                           -------
  Insurance (Property/Casualty) -- 1.3%
  Philadelphia Consolidated Holding Corp.                           25                         772(A)
                                                                                           -------
  Investment Banking/Brokerage -- 4.4%
  A.G. Edwards, Inc.                                                10                         474
  The Charles Schwab Corporation                                    30                         851
  Tremont Advisers, Inc.                                            20                         239(A)
  Tucker Anthony Sutro Corporation                                  15                         368
  Waddell & Reed Financial, Inc.                                    20                         753
                                                                                           -------
                                                                                             2,685
                                                                                           -------
  Investment Management -- 4.2%
  Affiliated Managers Group, Inc.                                   15                         823(A)
  Neuberger Berman Incorporated                                     12                         973
  T. Rowe Price Associates, Inc.                                    17                         718
                                                                                           -------
                                                                                             2,514
                                                                                           -------
  Savings and Loan Companies -- 2.9%
  Harbor Florida Bancshares, Inc.                                   30                         448
  Washington Mutual, Inc.                                           25                       1,327
                                                                                           -------
                                                                                             1,775
                                                                                           -------
Health Care -- 4.1%
  Health Care (Diversified) -- 0.7%
  Johnson & Johnson                                                  4                         420
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Drugs/Major Pharmaceuticals) -- 2.1%
  Elan Corporation plc                                               7                     $   304(A)
  Eli Lilly & Company                                                4                         372
  Pfizer Inc.                                                       13                         580
                                                                                           -------
                                                                                             1,256
                                                                                           -------
  Health Care (Medical Products and Supplies) -- 0.8%
  Guidant Corporation                                                9                         486(A)
                                                                                           -------
  Health Care (Specialized Services) -- 0.5%
  Hooper Holmes, Inc.                                               30                         332
                                                                                           -------
Technology -- 8.2%
  Computers (Hardware) -- 1.1%
  International Business Machines Corporation                        8                         680
                                                                                           -------
  Computers (Software/Services) -- 1.6%
  Jack Henry & Associates, Inc.                                     15                         932
                                                                                           -------
  Services (Computer Systems) -- 0.7%
  Computer Sciences Corporation                                      7                         421(A)
                                                                                           -------
  Services (Data Processing) -- 4.8%
  DST Systems, Inc.                                                 14                         938(A)
  Fiserv, Inc.                                                      20                         949(A)
  The BISYS Group, Inc.                                             19                         990(A)
                                                                                           -------
                                                                                             2,877
                                                                                           -------
Total Common Stock and Equity Interests (Identified
  Cost -- $45,566)                                                                          58,527
--------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.5%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $1,520 on
  1/2/01 (Collateral: $1,590 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $1,576)                    $1,519                     $ 1,519
                                                                                           -------
Total Repurchase Agreements (Identified Cost -- $1,519)                                      1,519
--------------------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $47,085)                                     60,046
Other Assets Less Liabilities -- 0.4%                                                          216
                                                                                           -------
NET ASSETS -- 100.0%                                                                       $60,262
                                                                                           =======
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                             $12.17
                                                                                            ======
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                                 $12.36
                                                                                            ======
  MAXIMUM OFFERING PRICE PER SHARE -- CLASS A                                               $12.98
                                                                                            ======
--------------------------------------------------------------------------------------------------

(A)         Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                      Balanced Trust
Special Investment Trust                         Financial Services Fund
Total Return Trust                               Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
                                                 U.S. Government Intermediate-Term
Global Income Trust                              Portfolio
Europe Fund                                      Investment Grade Income Portfolio
International Equity Trust                       High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                             MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust          U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                   Cash Reserve Trust
Pennsylvania Tax-Free Income Trust               Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]

Investment Manager
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust, U.S. Small-Cap Value Trust,
 and Financial Services Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

For U.S. Small-Cap Value Trust:
   Brandywine Asset Management, Inc.
   Wilmington, DE

For Financial Services Fund:
   Gray, Seifert & Co., Inc.
   New York, NY

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

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